SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2014

BRINKER INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10275	75-1914582
(State of Incorporation)	(Commission File Number)	(IRS Employment Identification No.)

6820 LBJ Freeway

Dallas, Texas 75240

(Address of principal executive offices)

Registrant's telephone number, including area code 972-980-9917

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01. Other Events

In the Press Release, the Registrant announced that effective December 15, 2014, Scarlett May has been elected to serve as Senior Vice President, General Counsel and Secretary of Registrant. Ms. May previously served as Senior Vice President, Chief Legal Officer and Secretary of Ruby Tuesday Inc. from June 2012, as Vice President, General Counsel and Secretary from August 2004 to June 2012, and as Vice President and Assistant General Counsel - Relations and Response from February 2004 to August 2004.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1 Press Release, dated December 8, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BRINKER INTERNATIONAL, INC.

Date: December 8, 2014	By:	/s/ Wyman T. Roberts
Wyman T. Roberts, Chief Executive Officer and President and President of Chili's Grill & Bar

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